UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Pluristem Therapeutics Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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 *** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 26, 2015.

PLURISTEM THERAPEUTICS, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 1, 2015 Date: May 26, 2015 Time: 5:00 PM Local Time Location: Matam Advanced Technology Park Building No. 5 Haifa, 31905 Israel

You are receiving this communication because you hold shares in the company named above.

PLURISTEM THERAPEUTICS, INC. MATAM ADVANCED TECHNOLOGY PARK BUILDING NO. 5 HAIFA L3 31905 ISRAEL	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). You may also review materials at http://www.pluristem.com/index.php/investors/shareholders-annual-meeting-2015.html.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
THE PROXY STATEMENT           ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow g (located on the following page) and visit: www.proxyvote.com or visit http://www.pluristem.com/index.php/investors/shareholders-annual-meeting-2015.html.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. You will not otherwise receive a paper or email copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                                         1) BY INTERNET:                www.proxyvote.com
                                                         2) BY TELEPHONE:            1-800-579-1639
                                                         3) BY E-MAIL*:                    sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2015 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the annual meeting please call 972-74-7108600.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have the information that is printed in the boxmarked by the arrow g (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:		The Board of Directors recommends you vote FOR proposals 2 and 3.

1.	To elect the following nominees to the board of directors to serve as directors of the Company until the next annual meeting of the stockholders and until his or her successor iselected and qualified or his or her earlier resignation or removal.	2.	To consider and approve, by a nonbinding advisory vote, the compensation of the Company's named executive officers.
	Nominees:	3.	To ratify the selection of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2015.

	01) Zami Aberman	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
	02) Israel Ben-Yoram

	03) Isaac Braun

	04) Mark Germain

	05) Moria Kwiat

	06) Hava Meretzki

	07) Nachum Rosman

	08) Doron Shorrer

	09) Yaky Yanay